UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: April 27, 2017
(Date of earliest event reported)
US Ecology, Inc.
(Exact name of registrant as specified in its charter)
DE	0-11688	95-3889638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
251 E. Front St., Suite 400, Boise, ID	83706
(Address of principal executive offices)	(Zip Code)
2083318400
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02. Results of Operations and Financial Condition
On April 27, 2017 US Ecology, Inc., issued a press release reporting its results for the quarter ended March 31, 2017. A copy of the press release is attached as Exhibit 99.1 to this report.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
The following exhibits relating to Item 2.02 shall be deemed to be furnished, and not filed:
(d) Exhibits
Press Release of US Ecology, Inc. dated April 27, 2017

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2017	US Ecology, Inc. By: /s/ Eric L. Gerratt Eric L. Gerratt Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of US Ecology, Inc. dated April 27, 2017